                     FUND PARTICIPATION AGREEMENT AMENDMENT


This Fund Participation Agreement Amendment hereby amends the Fund Participation Agreement dated October 1999 between the Allmerica Financial Life Insurance and Annuity Company, and each of The Alger American Fund and Fred Alger & Company Inc. in the following manner:

1) The Agreement is amended to replace Schedule A in its entirety by the revised Schedule A, attached hereto.

IN WITNESS WHEREOF, the parties hereto have executed this Fund Participation Agreement Amendment as of October __, 2000.


                                            ALLMERICA FINANCIAL LIFE
                                            INSURANCE AND ANNUITY COMPANY


                                    By:

                                    Its:

Attest:

                                            THE ALGER AMERICAN FUND



                                            By:

                                            Its:

Attest:


                                            FRED ALGER & COMPANY INCORPORATED

                                            By:

                                            Its:


Attest:

                                   SCHEDULE A

The Alger American Fund

         Alger American Growth Portfolio

         Alger American Leveraged AllCap Portfolio

         Alger American Income and Growth Portfolio

         Alger American Small Capitalization Portfolio

         Alger American Balanced Portfolio

         Alger American MidCap Growth Portfolio

The Accounts:

         Separate Account KG

         Separate Account KGC

         FUVUL Separate Account of Allmerica Financial Life
         Insurance and Annuity Company

         Separate Account VA-K (Delaware)

         VEL Account

         VEL II Account

         VEL Account III

         Separate Account SPL

         Group VEL Account

         Allmerica Select Separate Account

         Allmerica Select Separate Account II

         Allmerica Select Separate Account III

         Inheiritage Account

         Fulcrum Separate Account

         Fulcrum Variable Life Separate Account

         Separate Account IMO

         Separate Account SPL-D

         Separate Account VA-P

         Separate Account VA-K

                      FUND PARTICIPATION AGREEMENT AMENDMENT


This Fund Participation Agreement Amendment hereby amends the Fund Participation Agreement dated October 1999 between the First Allmerica Financial Life Insurance Company, and each of The Alger American Fund and Fred Alger & Company Inc. in the following manner:

1) The Agreement is amended to replace Schedule A in its entirety by the revised Schedule A, attached hereto.

IN WITNESS WHEREOF, the parties hereto have executed this Fund Participation Agreement Amendment as of October __, 2000.


                                            FIRST ALLMERICA FINANCIAL LIFE
                                            INSURANCE COMPANY


                                    By:

                                    Its:

Attest:

                                            THE ALGER AMERICAN FUND



                                            By:

                                            Its:

Attest:


                                            FRED ALGER & COMPANY INCORPORATED

                                            By:

                                            Its:


Attest:

                               SCHEDULE A

The Alger American Fund

         Alger American Growth Portfolio

         Alger American Leveraged AllCap Portfolio

         Alger American Income and Growth Portfolio

         Alger American Small Capitalization Portfolio

         Alger American Balanced Portfolio

         Alger American MidCap Growth Portfolio

The Accounts:

         Separate Account KG

         Separate Account KGC

         FUVUL Separate Account of First Allmerica Financial Life
         Insurance Company

         Separate Account VA-K (Delaware)

         VEL Account

         VEL II Account

         VEL Account III

         Separate Account SPL

         Group VEL Account

         Allmerica Select Separate Account

         Allmerica Select Separate Account II

         Allmerica Select Separate Account III

         Inheiritage Account

         Fulcrum Separate Account

         Fulcrum Variable Life Separate Account

         Separate Account IMO

         Separate Account SPL-D

         Separate Account VA-P

         Separate Account VA-K